Exhibit 99.2

Livent and Allkem to Create a Leading Global Integrated Lithium Chemicals Producer May 10, 2023

2 Today’s Presenters Martín Pérez de Solay Managing Director & CEO, Allkem Paul Graves President & CEO, Livent

Transaction Details Notes: 1. Allkem shareholders to receive one NewCo ASX - listed CDI for each Allkem share held (with the ability to elect to receive NewCo NYSE - listed shares instead of CDIs), except for shareholders in certain ineligible jurisdictions who will receive cash proceeds from the sale of NewCo CDIs in lieu of such CDIs 2. Ownership based on fully diluted shares outstanding (including Livent’s convertible note) 3. Based on market data as at close of trading on May 9, 2023; reflects un - synergized values 3 Overview ▪ All - stock merger of equals ▪ Allkem shareholders to receive right to one share of a new public holding company (“NewCo”) for each existing Allkem share 1 , and Livent shareholders to receive 2.406 shares of NewCo for each existing Livent share ▪ Post transaction NewCo ownership split 2 : ~56% Allkem shareholders / ~44% Livent shareholders ▪ Exchange ratio reflective of contribution to risk - adjusted NAV, with expected synergies driving material NAV accretion to Allkem and Livent shareholders ▪ Implied combined global market capitalization of $10.6Bn 3 before synergies Closing ▪ Transaction is expected to close by end of calendar year 2023 ▪ Closing is subject to regulatory approvals and other customary conditions, including shareholder approval for each company, Independent Expert opinion, tax opinion delivery, Australian tax class ruling confirmation, and Australian court approval Structure ▪ NewCo corporate headquarters to be in North America, with exact location as well as company name to be announced at a later date ▪ Primary listing on NYSE; foreign exempt listing on ASX via Chess Depository Interests (“CDIs”) ▪ Seeking inclusion in key US indices and S&P/ASX 200 index ▪ NewCo incorporated in the Bailiwick of Jersey with corporate residency in Ireland Governance ▪ Peter Coleman to be Chairman ▪ Paul Graves to be CEO and Director, and Gilberto Antoniazzi to be CFO ▪ NewCo Board to have 14 members, consisting of 7 directors designated by Livent and 7 directors designated by Allkem ▪ Commercial, operations, and capital deployment teams to be represented from both companies

A Lithium Chemicals Leader 4 Value - Adding Vertical Integration Accelerated Growth Business - Critical Scale x Immediate increase in operating and commercial scale x Faster and lower risk growth x Expected significant, tangible synergies x Broad and reliable Americas - based product offering x Best - in - class ESG practices +

Compelling Transaction Logic

✓ Combination unlocks expected ~$125MM annual run-rate synergies and ~$200MM one-time capex savings

Business-Critical Scale

- ✓ A leading global lithium chemicals producer
- ✓ Presence in all three major lithium geographies[1]
- ✓ Combined lithium deposit base amongst the largest in the world

Value-Adding Vertical Integration

- ✓ Combined exposure to the broadest range of lithium chemical products
- ✓ Low-cost assets and more resilient supply chain to better serve customers
- ✓ Enhanced operating flexibility and efficiency

Accelerated Growth

- ✓ Strong pipeline of advanced projects
- ✓ Highly complementary assets and business models enable acceleration and de-risking of growth projects
- ✓ Estimated ~250ktpa of LCE production capacity by CY'27E[2]

✓ Leading ESG profile with an unwavering commitment to sustainability and responsible growth

Notes:
1. Geographies include the South America Lithium Triangle, Western Australia, and Canada
2. See endnote 1 for further detail on combined Allkem and Livent CY'27E attributable lithium production capacity

5

Business-Critical Scale | Value-Adding Vertical Integration | Accelerated Growth

A New Large Cap Lithium Chemicals Company

Strengthened Balance Sheet and Financial Flexibility to Deliver Growth

Livent + Allkem

Combined Key Statistics

Global Market Capitalization[1]	CY'22A Revenue[2]
$10.6Bn	$1.9Bn
CY'22A Adj. EBITDA[2]	**Liquidity[3]**
$1.2Bn	$1.4Bn

✓ ***EBITDA and cash flow to benefit from expected synergies and significant volume growth***

Notes:
1. Implied combined market capitalization as at close of trading on May 9, 2023, pre-synergies
2. See endnote 2 for further detail on combined Allkem and Livent financial data; combined financials are pre-synergies
3. Includes Allkem's available cash as of March 31, 2023, and Livent's cash & equivalents and available funds under revolving credit facilities as of March 31, 2023; see endnote 2 for further detail on combined Allkem and Livent financial data

6

Business-Critical Scale | Value-Adding Vertical Integration | Accelerated Growth

Leading Global Integrated Production Profile

Diversified Product Offering With Exposure to Lithium Performance Chemicals

Forecast Attributable Lithium Production Capacity[1] (ktpa LCE)


343
302
248
229
163
141
122
110
100
85
Albemarle
SQM
NewCo (Combined)
Ganfeng
Allkem Standalone
Pilbara Minerals
Lithium Americas
Mineral Resources
Tianqi
Livent Standalone

Product Exposure

	Albemarle	SQM	NewCo (Combined)	Ganfeng	Allkem Standalone	Pilbara Minerals	Lithium Americas	Mineral Resources	Tianqi	Livent Standalone
Spodumene	✓		✓	✓	✓	✓		✓	✓	
Carbonate	✓	✓	✓	✓	✓		✓		✓	✓
Hydroxide	✓	✓	✓	✓	✓			✓	✓	✓
Specialties	✓		✓	✓					✓	✓

Notes:
1. Shown on a net attributable basis; see endnote 1 for further detail on combined Allkem and Livent CY'27E attributable lithium production capacity and endnote 3 for further detail on forecast attributable lithium production capacity

7

Business-Critical Scale | Value-Adding Vertical Integration | Accelerated Growth

Diversified Across Key Lithium Geographies and Products

Leading Presence in Key Lithium Regions


James Bay
Nemaska (50%)
Bécancour (50%)
Bessemer City
Bromborough, England
Naraha (75%)[5]
Rugao, China
Zhejiang, China
Zhangjiagang, China
Cauchari
Olaroz (66.5%)[4]
Sal de Vida
Hombre Muerto
Güemes
Mt. Cattlin
Hard Rock
Brine
Chemical Processing

CY'22A Combined Revenue by Product[1]

Lithium Specialties[2] 17%
Spodumene 31%
Lithium Hydroxide 22%
Lithium Carbonate[3] 31%

Notes: For assets not 100% owned by either Livent or Allkem, corresponding ownership stake is indicated in parenthesis. Livent offices in Seoul (South Korea), Tokyo (Japan), Shanghai (China), and Charlotte (North Carolina) not shown

1. See endnote 2 for further detail on combined Allkem and Livent financial data; breakdown excludes tantalum sales which were minimal in CY'22A
2. Lithium specialties includes butyllithium, high purity lithium metal, lithium phosphate, pharmaceutical-grade lithium carbonate, high purity lithium chloride, and specialty organics
3. Includes minimal lithium chloride sales in CY'22A
4. Remaining ownership split between Toyota Tsusho (25.0%) and JEMSE (8.5%)
5. Toyota Tsusho owns remaining 25.0% economic interest

8

Business-Critical Scale | Value-Adding Vertical Integration | Accelerated Growth

Highly Complementary Business Model



Livent
Allkem
Brine
Hard Rock
Chemical Processing
Argentine Brine
Australia Hard-Rock
Hombre Muerto LiCa¹
Güemes LiCl²
Sal de Vida LiCa¹
Olaroz (66.5%) LiCa¹
Cauchari LiCa¹
Mt Cattlin (Australia) Spod
Nemaska
Nemaska (50%) Spod
Bécancour (50%) LiOH
Integrated
James Bay Spod
Québec Processing LiOH
Integrated Québec
Bessemer City (US) LiOH, Li Metal, Other
Naraha (Japan) (75%) LiOH
Bromborough, UK BuLi
China LiOH, BuLi
Performance Chemicals

Notes: For assets not 100% owned by either Livent or Allkem, corresponding ownership stake is indicated in parenthesis
1. Lithium carbonate ("LiCa")
2. Lithium chloride ("LiCl")

9

10 Conventional Brine Extraction DLE - Based Extraction Hard Rock Mining Battery Grade Production Chemical Processing Specialty Lithium Products Combined Combining Skillsets to Deliver Integrated Growth Strategy x Proven project execution capabilities x Potential to accelerate expansion x Project de - risking x Product flexibility Business - Critical Scale Value - Adding Vertical Integration Accelerated Growth

Business-Critical Scale | Value-Adding Vertical Integration | Accelerated Growth

World-Class Growth Pipeline and Execution Expertise

Low-Cost Asset Pipeline Poised for Growth

Lithium Production Capacity[1] (LCE)

CY'20A	CY'23E	CY'27E
~60ktpa	~90ktpa	~250ktpa

Growth Pipeline

Production	Commissioning	Construction / Development	Planning / Studies
Hombre Muerto	Hombre Muerto Expansion 1A	Hombre Muerto Expansion 1B	James Bay
Olaroz Stage 1	Naraha	Sal de Vida Stage 1	Additional Hydroxide Expansion (with Recycling Capabilities)
Bessemer City / China Hydroxide	Olaroz Stage 2	Nemaska (Whabouchi)	Olaroz Stage 3 / Cauchari
Mt Cattlin	Bessemer City Expansion	Nemaska (Bécancour)	Hombre Muerto Expansions 2 & 3
Butyllithium and Other Specialty Products (Global)			Sal de Vida Stage 2

Legend: Lithium Carbonate (LiCa) — Hombre Muerto, Olaroz Stage 1, Hombre Muerto Expansion 1A, Olaroz Stage 2, Hombre Muerto Expansion 1B, Sal de Vida Stage 1, Olaroz Stage 3 / Cauchari, Hombre Muerto Expansions 2 & 3, Sal de Vida Stage 2; Lithium Hydroxide (LiOH) — Bessemer City / China Hydroxide, Naraha, Bessemer City Expansion, Nemaska (Bécancour), Additional Hydroxide Expansion (with Recycling Capabilities); Other — Mt Cattlin, Butyllithium and Other Specialty Products (Global), Nemaska (Whabouchi), James Bay

✓ ***Combined lithium deposit base amongst the largest in the world***

Notes:
1. Shown on a net attributable basis; see endnote 4, 5, and 1, respectively, for further detail on Allkem and Livent combined CY'20A, CY'23E, and CY'27E lithium production capacity

11

Significant Value Creation Potential Through Synergies

Annual Cost Synergies[1]

SG&A[2]	▪ Streamlining corporate costs
Asset Optimization	▪ Operational synergies in Argentina (within ~10km) and Québec (within ~100km) ▪ Flexibility to utilize feedstock from expanded asset portfolio to supply processing facilities
Logistics & Procurement	▪ Purchasing across key consumables ▪ Shared infrastructure and reduced transportation costs

Expected Run-Rate (CY'27E)[3]

~$125MM

Synergy amount expected to scale with cost base growth over time

Capital Expenditure Savings

Capital Expenditures	▪ Complementary engineering work ▪ Consolidation of shared infrastructure costs ▪ Streamlined construction and procurement

Expected One-Time Savings

~$200MM

✓ Further expected upside from commercial synergies

✓ Majority of run-rate synergies and capex savings expected to be realized within 3 years

✓ Additional synergies expected beyond 2027

Notes:
1. Does not include estimated one-time costs to achieve of $40MM
2. Net of $5MM per annum in estimated additional corporate hiring needs
3. Synergies on a pre-tax basis

12

Leading ESG Profile 13 Shared Sustainability Commitments for Environmental Stewardship, Social Responsibility, Corporate Governance, and Transparency United Strong Corporate Governance Shared Commitment to Transparency and Continuous Improvement Sustainability is Central to the Mission of Both Companies Received Gold rating for sustainability performance for the third consecutive year 2 Performing in the top quartile of the Metals and Mining Industry 1 Rating of “AA” in the MSCI ESG Ratings assessment 1 1 x A collective focus on the global transition to a low carbon future x Unwavering joint commitment to safety, quality, and productivity UN Global Compact participant 1,2 Completed third party assessment of Fenix operations in Argentina 2 1 + Notes: 1. Allkem achievement 2. Livent achievement

A Lithium Chemicals Leader 14 Value - Adding Vertical Integration Accelerated Growth Business - Critical Scale x Immediate increase in operating and commercial scale x Faster and lower risk growth x Expected significant, tangible synergies x Broad and reliable Americas - based product offering x Best - in - class ESG practices +

Supplementary Materials 15

History of Livent and Allkem

~80 YEARS OF LITHIUM PRODUCTION | **20+ YEARS OF BRINE EXTRACTION** | **10+ YEARS OF HARD ROCK MINING**

Livent

1940s
- **1944:** Lithium Corp of America formed

1950s
- **1950s:** Lithium Corp of America began working closely with the US government developing useful applications for lithium hydroxide and carbonate
- **1954:** Bessemer City production facility was opened in North Carolina

1985
- **1985:** FMC Corp acquires Lithium Corp of America, a "*world leader in the mining and production of lithium products*"

1991
- **1991:** Begun supplying Sony Electronics the lithium raw materials for its first Li-ion batteries using in camcorders

1998
- **1998:** Commencement of commercial operations at Hombre Muerto (Argentina)

2018
- **2018:** Livent IPO'd on the NYSE

2020
- **2020:** Livent acquires 25% stake in Nemaska

2022
- **2022:** Livent acquires additional 25% stake in Nemaska, bringing total ownership to 50%
- **2022:** Expansion at Bessemer City complete

Allkem

Galaxy

1996
- **1996:** Galaxy Resources was incorporated (headquartered in Australia)

2007
- **2007:** Galaxy began trading on ASX

2010
- **2010:** Began commercial operation at Mt. Cattlin (hard rock mining)

2012
- **2012:** Acquired Lithium One, taking ownership of Sal de Vida and James Bay

2016
- **2016:** Acquired joint-venture partner General Mining

Orocobre

2005
- **2005:** Orocobre was incorporated (headquartered in Australia)

2007
- **2007:** Orocobre began trading on ASX

2010
- **2010:** Orocobre and Toyota Tsusho announce JV to develop Olaroz

2015
- **2015:** Commenced commercial production at Olaroz (brine)

2019
- **2019:** Construction began on Naraha production plant (lithium hydroxide processing)

2020
- **2020:** Orocobre acquired Advantage Lithium Corp., taking 100% ownership of Cauchari

Aug. 2021: Allkem formed through merger of Galaxy / Orocobre

2022
- **Jan. 2022:** Sal de Vida Stage 1 construction commenced
- **Nov. 2022:** First production at Naraha

New Co

16

17 Integrated Asset Portfolio Supports Improved Margin Stability Through the Cycle Diversified Across Assets and Products in Integrated Value Chain Carbonate US China Japan Hydroxide Hombre Muerto (Fenix) Olaroz Sal de Vida Cauchari / Olaroz Stage III Hombre Muerto Chloride 1 US Purified Metals Printable Lithium Other Spodumene N emaska James Bay Mt Cattlin Hydroxide Third Party Sales Bécancour Third Party Sales UK China BuLi Brine Carbonate or Hydroxide Spodumene Hydroxide / Market Brine Chloride Specialty Products Spodumene Combined Value Chain Notes: 1. A limited amount of lithium chloride is sold directly to customers Sal de Vida Güemes

Diversified Product Portfolio with Exposure to Specialty Chemicals

- ✓ Long-standing customer relationships measured in decades
- ✓ Focused on industries where performance and consistency are crucial, and where qualification is a long and challenging process
  - – Favours proven existing suppliers
- ✓ Large lithium hydroxide footprint inside and outside China, qualified by customers for energy storage applications
- ✓ 20+ years of production experience for energy storage and EV applications
- ✓ Partnerships with industry leaders across EV value chain, including in development of novel technologies enabling advances in cell performance



Product	% Combined CY'22A Revenue[1]	Product Applications	
Lithium Specialties	17%	**Butyllithium** • Agrochemicals • Pharmaceuticals • Synthetic "green" rubber applications, including tires • Other polymers for adhesives, compounding, asphalt modification, and sealant applications	**Purified Metals** • Lightweight alloys • Non-rechargeable lithium batteries for household, medical and military applications • Next generation rechargeable batteries **Specialty Organics** • Pharmaceutical applications
Lithium Hydroxide	22%	**Battery Grade Lithium Hydroxide** • High energy density Li-ion batteries for electric vehicles, portable devices, stationary storage	**Other Lithium Hydroxide** • Specialty lubricating greases and other applications
Lithium Carbonate[2]	31%	**Battery Grade Lithium Carbonate** • Li-ion batteries for electric vehicles, portable devices, stationary storage and other specialty applications	**Other Lithium Carbonate** • Glass, ceramics and other industrial applications
Spodumene	31%	• Intermediate product for conversion to lithium hydroxide / carbonate	

Notes:
1. See endnote 2 for further detail on combined Allkem and Livent financial data
2. Includes minimal lithium chloride sales in CY'22A

18

Structure Expected to Enhance Liquidity and Flexibility for Investors

Two Major Global Listings and Increased Index Weighting Expected to Maximize Liquidity

Transaction Structure



Livent Shareholders
NYSE-Listed
Ordinary Stock
Allkem Shareholders
ASX-Listed CDIs (or
NYSE-Listed Ordinary Stock)
~44% Ownership
~56% Ownership
NewCo
Livent + Allkem

- Allkem and Livent to become subsidiaries of a new public holding company ("NewCo") incorporated in the Bailiwick of Jersey with corporate residency in Ireland
  - Allkem shareholders receive one NewCo CDI[1] for each existing Allkem share
  - Livent shareholders receive 2.406 NewCo shares for each existing Livent share
- Allkem and Livent shareholders expected to own approximately 56% and 44%, respectively, of the combined company
- Primary listing on NYSE and a foreign exempt listing on ASX (via CDIs)
  - Seeking US index inclusion on implied combined market cap
  - Pro-rata CDI inclusion in the S&P / ASX 200
- Approval of Allkem and Livent shareholders required for transaction
- Australia court approval also required for Allkem scheme of arrangement

Notes:
1. Allkem shareholders to receive one NewCo ASX-listed CDI for each Allkem share held (with the ability to elect to receive NewCo NYSE-listed shares instead of CDIs), except for shareholders in certain ineligible jurisdictions who will receive cash proceeds from the sale of NewCo CDIs in lieu of such CDIs

19

Appendix 20

Abbreviations A Actual Bn Billion BuLi Butyllithium CDIs Chess Depository Interests CY Calendar Year E Expected E+0 Scientific Notation EBITDA Earnings before interest, taxes, depreciation and amortization ESG Environment, social and governance EV Electric vehicle FY Fiscal Year JV Joint Venture g/t Gram per metric tonne k dmt Thousand dry metric tonne kt Thousand metric tonnes ktpa Thousand metric tonnes per annum 21 Abbreviations lbs Pounds LCE Lithium carbonate equivalent Li Lithium Li 2 O Lithium oxide LiCa / Li 2 CO 3 Lithium carbonate LiCl Lithium chloride LiOH Lithium hydroxide m 3 Cubic meter mg/l Milligrams per liter MM Million Mt Million metric tonnes NAV Net asset value ppm Parts per million Spod Spodumene Ta 2 O 5 Tantalum pentoxide

CY2022 EBITDA Reconciliation ($MM) CY2022 Net Income 273.5 543.9 Add back: Income tax expense 61.9 219.7 Interest expense, net -- (7.8) Depreciation and amortization 27.7 63.6 CY2022 EBITDA 363.1 819.5 Add back: Argentina remeasurement losses 6.7 -- Restructuring and other charges 7.5 -- Separation-related costs 0.7 -- COVID-19 related costs 2.4 -- Loss on debt extinguishment 0.1 -- Other loss 9.9 -- Foreign currency loss / (gain) -- 36.8 Share of loss of associate, net of tax -- 6.1 Impairment / write-downs -- 0.2 Subtract: Blue Chip Swap gain (22.2) -- Argentina interest income (1.5) -- Gains from financial instruments -- (47.2) CY2022 Adjusted EBITDA 366.7 815.5 CY2022 Combined Adjusted EBITDA 1,182.2 22 Adjusted EBITDA Reconciliation Notes: 1. See endnote 2 for further detail on combined Allkem and Livent financial data 1

1. Combined Allkem and Livent CY’27E Attributable Lithium Production Capacity: Figures shown on a net attributable basis. Combined metric reflects the sum of Allkem and Livent and is shown on an LCE basis per annum. Reflects production capacity of all Livent and Allkem properties. Allkem CY’27E lithium production capacity based on stated capacity for the following assets: Mt Cattlin, James Bay, Sal de Vida Stage 1 and 2, Cauchari, Olaroz Stage I and II (66.5%). Livent CY’27E lithium production capacity based on stated capacity for the following assets: Hombre Muerto (including expansion 1A/1B and 2), Nemsaka (50%). 2. Combined Allkem and Livent Financial Data: Combined CY’22A financials prepared on different accounting basis for Allkem and Livent . Combined metrics reflect the simple summation of the reported financial metric for Allkem and Livent and are not adjusted to be on the same accounting basis and do not reflect any Article 11 pro forma adjustments. Pro forma results could differ materially. Allkem metrics exclude divested Borax assets (divestiture was complet ed in December 2022). For combined adjusted EBITDA, metric is the sum of Livent’s adjusted EBITDA and Allkem’s reported EBITDAIX. EBITDAIX is defined as segment earnings before interest, taxes, depreciation, amortization, impairment, gains from financial instruments, foreign currency (losses)/gains, business combination acquisition co sts, non - cash business combination adjustments, and share of associate losses. Please see the Financial Data section from the Legal Disclaimer for further infor mat ion. 3. Forecast Attributable Lithium Production Capacity : Figures shown on a net attributable basis. Includes only lithium production capacity (no other metals) and is shown on an LCE basis per annum. Figures based on publicly disclosed capacity estimates for assets. Please see sourcing detail on p age s 24 and 25. 4. Combined Allkem and Livent CY’20A Lithium Production Capacity: Figures shown on a net attributable basis. Combined metric reflects the sum of Allkem and Livent and is shown on an LCE basis per annum. Allkem CY’20A lithium production capacity based on stated capacity for the following assets: Mt Cattlin, Olaroz Stage I (66.5%). Livent CY’20A lithium production capacity based on stated capacity for the following assets: Hombre Muerto (excluding any expansions ). 5. Combined Allkem and Livent CY’23E Lithium Production Capacity: Figures shown on a net attributable basis. Combined metric reflects the sum of Allkem and Livent and is shown on an LCE basis per annum. Allkem CY’23E lithium production capacity based on stated capacity for the following assets: Mt Cattlin, Olaroz Stage I and II (66.5%); Livent CY’23E lithium production capacity based on stated capacity for the following assets: Hombre Muerto (including expansion 1A/1 B) . 23 Endnotes

Forecast Attributable Lithium Production Capacity

Net Attributable Basis, ktpa LCE

Rank	Company	Asset	Source Document	Date	Stated Capacity (ktpa LCE)	Details
1	Albemarle	Greenbushes	Albemarle Form 8-K	February 15, 2023	188	Greenbushes stated capacity across TGP, CGP1, CGP2, CGP3, CGP4, and TRP, on a 100% basis, is 2,585ktpa of spodumene concentrate. Spodumene grade is stated as 6.0% Li_2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li_2O. Albemarle owns 49% of Greenbushes.
		Atacama	Albemarle Form 8-K	February 15, 2023	84	Albemarle owns 100%.
		Silver Peak	Albemarle Form 8-K	February 15, 2023	6	Albemarle owns 100%.
		Wodgina	Mineral Resources FY23 Half Year Results - Presentation	February 24, 2023	65	Wodgina stated capacity is 960ktpa of spodumene concentrate. Spodumene grade is stated as 5.5% Li_2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li_2O. Albemarle expected to own 50% of Wodgina, following regulatory approvals.
		Total			**343**	
2	SQM	Atacama	SQM Form 6-K	April 25, 2023	250	SQM owns 100%.
		Mt Holland	SQM Form 6-K	April 24, 2022	52	Capacity of 21,060t of Li_2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li_2O. SQM owns 100%.
		Total			**302**	
3	Allkem + Livent	Hombre Muerto, Nemaska, Mt Cattlin, Olaroz, Sal de Vida, James Bay, Cauchari	N/A	N/A	**248**	Simple summation of Allkem and Livent asset capacities
4	Ganfeng	Cauchari-Olaroz	Ganfeng 2022 Annual Report	April 25, 2023	28	Ganfeng owns ~47%.
		Sonora	Ganfeng Investor Presentation	November 2022	22	Capacity of 50kt of LiOH. Conversion to LCE equivalent basis assumes a conversion factor of 0.88:1 LCE:LiOH. Ganfeng owns 50%.
		Mariana	Ganfeng 2022 Annual Report	April 25, 2023	17	Capacity of 20kt of LiCl. Conversion to LCE equivalent basis assumes a conversion factor of 0.87:1 LiCl:LiOH.Ganfeng owns 100%
		Mt Marion	Mineral Resources FY2023 Half Year Investor Presentation	February 24, 2023	45	Mt Marion stated capacity is 600ktpa of spodumene concentrate. Spodumene grade is stated as 6.0% Li_2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li_2O. Ganfeng owns 50%.
		Goulamina	Firefinch Limited Goulamina Lithium Project Update to DFS	December 16, 2021	62	Goulamina stated capacity is 831ktpa of spodumene concentrate. Spodumene grade is stated as 6.0% Li_2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li_2O. Ganfeng owns 50%.
		PPG	Ganfeng 2022 Annual Report	April 25, 2023	50	Ganfeng owns 100%.
		Qinghai Yiliping	Ganfeng 2022 Annual Report	April 25, 2023	6	Ganfeng owns 59%.
		Total			**229**	
5	Allkem	Mt Cattlin	NI 43-101 Technical Report Mt Cattlin Spodumene Project	March 31, 2021	26	Midpoint of guidance. Allkem owns 100%.
		Olaroz	Olaroz Lithium Facility Stage 2 Technical Study	April 1, 2022	27	Includes Olaroz Stage I and Stage II. Midpoint of guidance for Stage I. Allkem owns 66.5%.
		Sal de Vida	Sal de Vida Project NI 43-101 Technical Report	March 31, 2022	45	Includes Sal de Vida Stage I and Stage II. Allkem owns 100%.
		James Bay	NI 43-101 Technical Report Feasibility Study James Bay Lithium Project	January 11, 2022	40	Allkem owns 100%.
		Cauchari	Prefeasibility Study of the Cauchari JV Lithium Project Technical Report	October 22, 2019	25	Allkem owns 100%.
		Total			**163**	

24

Forecast Attributable Lithium Production Capacity (Cont'd)

Net Attributable Basis, ktpa LCE

Rank	Company	Asset	Source Document	Date	Stated Capacity (ktpa LCE)	Details
6	Pilbara	Pilgangoora	Pilbara P1000 Project Final Investment Decision	March 29, 2023	141	Pilgangoora stated capacity is 1,000ktpa of spodumene concentrate. Spodumene grade is stated as 5.7% Li_2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li_2O. Pilbara owns 100% of Pilgangoora.
7	Lithium Americas	Cauchari-Olaroz	Lithium Americas 2022 Annual Information Form	March 31, 2023	18	Lithium Americas owns ~45%.
		Pastos Grandes	Lithium Americas 2022 Annual Information Form	March 31, 2023	24	Lithium Americas owns 100%.
		Thacker Pass	Lithium Americas 2022 Annual Information Form	March 31, 2023	80	Lithium Americas owns 100%.
		Total			**122**	
6	Mineral Resources	Mt Marion	Mineral Resources FY23 Half Year Results – Presentation	February 24, 2023	45	Mt Marion stated capacity is 600ktpa of spodumene concentrate. Spodumene grade is stated as 6.0% Li_2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li_2O. Mineral Resources owns 50% of Mt Marion.
		Wodgina	Mineral Resources FY23 Half Year Results – Presentation	February 24, 2023	65	Wodgina stated capacity is 960ktpa of spodumene concentrate. Spodumene grade is stated as 5.5% Li_2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li_2O. Mineral Resources expected to own 50% of Wodgina, following regulatory approvals.
		Total			**110**	
7	Tianqi	Greenbushes	Albemarle Form 8-K	February 15, 2023	100	Greenbushes stated capacity across TGP, CGP1, CGP2, CGP3, CGP4, and TRP, on a 100% basis, is 2,585ktpa of spodumene concentrate. Spodumene grade is stated as 6.0% Li_2O. Conversion to LCE equivalent basis assumes a conversion factor of 2.473:1 LCE:Li_2O. Tianqi owns ~26% of Greenbushes.
8	Livent	Hombre Muerto	Pre-Feasibility Study, Salar de Hombre Muerto dated February 21, 2023 (available in Livent Form 10K dated February 24, 2023)	February 24, 2023	70[1]	Includes Hombre Muerto Existing, Expansion 1A/1B, and 2. Livent owns 100%
		Nemaska	NI 43-101 Technical Report Report on the Estimate to Complete for the Whabouchi Lithium Mine and Shawinigan Electrochemical Plant	May 31, 2019	15	Capacity of 34kt of LiOH. Conversion to LCE equivalent basis assumes a conversion factor of 0.88:1 LCE:LiOH. Livent owns 50%.
		Total			**85**	

Notes:
1. Stated capacity for Hombre Muerto includes only Hombre Muerto existing, expansion 1A/1B, and expansion 2; Hombre Muerto expansion 3 is not included

25

26 Legal Disclaimer Cautionary Note and Disclaimer This presentation is being made by Livent Corporation ( Livent ) and has been prepared in relation to the proposed combination of Allkem Limited ACN 112 589 910 ( Allkem ) and Livent under a newly created holding company, incorporated in the Bailiwick of Jersey ( NewCo ), effected through (1) the acquisition of shares of Allkem by NewCo by way of scheme of arrangement under Part 5 . 1 of the Corporations Act 2001 ( Cth ) (the Scheme ) ; and (2) the merger of Livent and a wholly - owned subsidiary of NewCo ( US Merger Sub ) (the Merger , and the Scheme and the Merger together, the Transaction ) . Under the Scheme, NewCo would acquire 100 % of the fully paid ordinary shares in Allkem in exchange for the issue to Allkem shareholders of new fully paid ordinary shares in NewCo or CHESS Depositary Interests in respect of fully paid ordinary shares in NewCo . Under the Merger, Livent would merge into US Merger Sub with Livent shares being converted into the right to receive new fully paid ordinary shares in NewCo . The Transaction is subject to the terms and conditions described in the Transaction Agreement entered into among Allkem , Livent and NewCo on or about the date of this announcement (the Transaction Agreement ) . Summary Information This presentation contains summary information and statements about Livent and its respective subsidiaries, businesses and activities, which are current as at the date of this presentation (unless otherwise indicated) . The information in this presentation is general in nature and does not purport to be exhaustive . For example, this presentation does not purport to contain all of the information that investors may require to make an informed assessment of the Transaction and its effect (on either of Allkem or Livent , or both companies), nor does it purport to contain all of the information that an investor may require in evaluating a possible investment in Livent . No representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions and conclusions contained in this presentation . To the maximum extent permitted by law, neither Livent nor its respective directors, employees, agents or advisers, or any other person, accepts any liability, including, without limitation, any liability arising from fault or negligence on the part of any of them or any other person, for any loss arising from the use of this presentation or its contents or otherwise arising in connection with it . Additional information regarding the Transaction and where to find it This presentation should be read in conjunction with the Transaction Agreement and Livent’s other periodic and continuous public disclosures . Copies of Livent’s filings with the SEC can be obtained free of charge at the SEC’s website (at www . sec . gov ) and Livent’s investor relations website (at https : //ir . livent . com/overview/default . aspx ) . Further information about the Transaction (including key risks for Livent stockholders) will be provided by Livent and NewCo to Livent stockholders and filed with the SEC in due course, in the form of a proxy statement/prospectus . This communication is not a substitution for any registration statement, proxy statement/prospectus or other documents that may be filed with the SEC in connection with the proposed transaction . In connection with the contemplated Transaction, Livent and NewCo intend to file relevant materials with the SEC, including a registration statement on Form S - 4 that contains a proxy statement/prospectus . The proxy statement/prospectus will also be mailed to Livent stockholders and will contain important information about the Transaction . INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT/PROSPECTUS AND SUCH DOCUMENTS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ALLKEM, LIVENT, NEWCO, THE TRANSACTION AND RELATED MATTERS . Investors will be able to obtain copies free of charge of the proxy statement/prospectus, any amendments or supplements thereto, when filed and other documents filed with the SEC by Livent and NewCo through the SEC’s website (at www . sec . gov ) . Copies of documents filed with the SEC by Livent will be made available free of charge on Livent's investor relations website (at https : //ir . livent . com/overview/default . aspx ) . Not an offer, and not investment or financial product advice This announcement and the information contained in it is provided for information purposes only and is not intended to be and shall not constitute a solicitation of any vote or approval, or an offer to sell or solicitation of an offer to buy, or an invitation or recommendation to subscribe for, acquire or buy securities of Allkem , Livent or NewCo , or any other financial products or securities, in any place or jurisdiction, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offer of securities shall be made in the United States absent registration under the U . S . Securities Act of 1933 , as amended (the Securities Act ), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements . This presentation, and the information contained in it, is provided for information purposes only, and does not constitute, and is not intended to constitute, financial product or investment advice (nor tax, accounting or legal advice) or a recommendation to acquire or otherwise deal in any securities of Allkem , Livent or NewCo , or a solicitation of any vote or approval in connection with the Transaction . It has been prepared without taking into account the objectives, financial or tax situation or particular needs of any individual . Any investment decision, or other decision in connection with the Transaction, should be made based solely upon appropriate due diligence and other inquiries . Before making any investment decision, investors should consider the appropriateness of the information having regard to their own objectives, financial and tax situation and needs and seek professional advice from their legal, financial, taxation or other independent adviser (having regard to the requirements of all relevant jurisdictions) . Livent is not licensed to provide financial product advice in respect of an investment in securities and does not purport to give advice of any nature . An investment in any listed company, including Livent , is subject to risks of loss of income and capital . Financial Data Industry data Certain market and industry data used in connection with or referenced in this presentation, including in relation to other companies in the peer group of Livent , may have been obtained from public filings, research, surveys or studies made or conducted by third parties, including as published in industry - specific or general publications . None of Livent , its respective advisers and its respective representatives, have independently verified any such market or industry data . Effect of rounding A number of figures, amounts, percentages, estimates, calculations of value and fractions in this presentation are subject to the effect of rounding . Accordingly, the actual calculation of these figures may differ from the figures set out in this presentation . Financial data All references to " $ " or "US $ " or "USD" are to American dollars, being the lawful currency of the United States of America . All references to “A $ ” or "AUD" are to Australian dollars, being the lawful currency of Australia, unless stated otherwise . All references to “ ¥ ” or “RMB" are to Chinese yuan, being the lawful currency of China, unless stated otherwise . Any combined financial information included in this presentation is for illustrative purposes and does not purport to be in compliance with Article 11 of Regulation S - X of the rules and regulations of the SEC . Rather, such information is a simple summation of Livent’s financial results under US GAAP and Allkem’s financial results under IFRS ; such results may not be comparable and pro forma information under Article 11 may be materially different . Investors should be aware that financial data in this presentation includes “non - IFRS financial information” under ASIC Regulatory Guide 230 “Disclosing non - IFRS financial information” published by ASIC and also “non - GAAP financial measures” within the meaning of Regulation G under the U . S . Securities Exchange Act of 1934 , as amended . Livent believes the non - IFRS financial information and non - GAAP financial measures provide useful information to users in measuring the financial performance and conditions of Allkem , Livent and NewCo post - closing of the Transaction (together, the Merged Group ) . The non - IFRS and non - GAAP financial information does not have a standardised meaning prescribed by Australian Accounting Standards or US GAAP, respectively, and, therefore, may not be comparable to similarly titled measures presented by other entities, nor should they be construed as an alternative to other financial measures determined in accordance with Australian Accounting Standards . Investors are cautioned, therefore, not to place undue reliance on any non - IFRS financial information and ratios or non - GAAP financial measures included in this presentation . Livent evaluates operating performance using certain non - GAAP measures such as EBITDA, which is defined as net income plus interest expense, net, income tax expense and depreciation and amortization ; and Adjusted EBITDA, which is defined as EBITDA adjusted for restructuring and other charges, separation - related costs, COVID - 19 related costs and other losses/(gains) . Livent’s management believes the use of these non - GAAP measures allows management and investors to compare more easily the financial performance of its underlying business from period to period . The non - GAAP information provided may not be comparable to similar measures disclosed by other companies because of differing methods used by other companies in calculating EBITDA and Adjusted EBITDA . These measures should not be considered as a substitute for net income or other measures of performance or liquidity reported in accordance with US GAAP . A reconciliation of EBITDA and Adjusted EBITDA to net income is included in this presentation . Reconciliations of Livent’s forward - looking non - GAAP measures to the most directly comparable measures prepared in accordance with GAAP are not being provided because Livent is unable to provide these reconciliations without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, financial impact, and the periods in which the relevant adjustments would be recognized .

27 Legal Disclaimer (Cont’d) Forward - Looking Statements and Risks Past Performance Past performance metrics and figures, as well as combined financial information, included in this presentation are given for illustrative purposes only and should not be relied upon as (and are not) an indication of Livent’s views on its future financial performance or condition or prospects (including on a consolidated basis) . Investors should note that past performance of Livent , including in relation to the historical trading price of shares, production, ore reserves and mineral resources, costs and other historical financial information cannot be relied upon as an indicator of (and provide no guidance, assurance or guarantee as to) future performance, including the future trading price of shares . Future performance and forward - looking statements This announcement contains forward - looking statements, including within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements can often be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern expectations, strategy, plans, or intentions . However, the absence of these words or similar terms does not mean that a statement is not forward - looking . All forward - looking statements are based on information and estimates available to Livent at the time of this announcement and are not guarantees of future performance . Examples of forward - looking statements in this communication (made at the date of this communication unless otherwise indicated) include, among others, statements regarding the future performance of the Merged Group, the perceived and potential synergies and other benefits of the Transaction, and expectations around the financial impact of the Transaction on the Merged Group’s financials . In addition, this announcement contains statements concerning the intentions, beliefs and expectations, plans, strategies and objectives of the directors and management of Livent for Livent and the Merged Group, the anticipated timing for and outcome and effects of the Transaction (including expected benefits to shareholders of Livent ), anticipated production, production capacity or construction or development commencement dates, costs or production outputs, capital expenditure and future demand for lithium, expectations for the ongoing development and growth potential of the Merged Group and the future operation of Livent and the Merged Group . These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward - looking statement and may include statements regarding the expected timing and structure of the proposed transaction ; the ability of the parties to complete the proposed transaction considering the various closing conditions ; the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength ; the competitive ability and position of NewCo following completion of the Transaction ; and anticipated growth strategies and anticipated trends in Livent’s , Allkem’s and, following the completion of the proposed transaction, NewCo’s business . In addition, other factors related to the Transaction between Allkem and Livent that contribute to the uncertain nature of the forward - looking statements and that could cause actual results and financial condition to differ materially from those expressed or implied include, but are not limited to : the satisfaction of the conditions precedent to the consummation of the Transaction, including, without limitation, the receipt of shareholder and regulatory approvals on the terms desired or anticipated ; unanticipated difficulties or expenditures relating to the Transaction, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the Transaction within the expected time period (if at all) ; potential difficulties in Allkem’s and Livent’s ability to retain employees as a result of the announcement and pendency of the Transaction ; risks relating to the value of NewCo’s shares to be issued in the Transaction ; disruptions of Allkem’s and Livent’s current plans, operations and relationships with customers caused by the announcement and pendency of the Transaction ; legal proceedings that may be instituted against Allkem and Livent following announcement of the Transaction ; funding requirements ; lithium and other commodity prices ; exploration, development and operating risks (including unexpected capital or operating costs) ; production risks ; regulatory restrictions (including environmental regulations and associated liability, changes in regulatory restrictions or regulatory policy and potential title disputes) and risks associated with general economic conditions . Additional factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward - looking statements are detailed in the filings with the SEC, including Livent’s annual report on Form 10 - K, periodic quarterly reports on Form 10 - Q, periodic current reports on Form 8 - K and other documents filed with the SEC . There can be no assurance that the Transaction will be implemented or that plans of the directors and management of Livent for the Merged Group will proceed as currently expected or will ultimately be successful . Investors are strongly cautioned not to place undue reliance on forward - looking statements, including in respect of the financial or operating outlook for Allkem , Livent or the Merged Group (including the realisation of any expected synergies) . Except as required by applicable law, Livent assumes no obligation to, and expressly disclaims any duty to, provide any additional or updated information or to update any forward - looking statements, whether as a result of new information, future events or results, or otherwise . Nothing in this communication will, under any circumstances (including by reason of this communication remaining available and not being superseded or replaced by any other presentation or publication with respect to Allkem , Livent or the Merged Group, or the subject matter of this announcement), create an implication that there has been no change in the affairs of Livent since the date of this communication . The distribution of this announcement may be subject to legal or regulatory restrictions in certain jurisdictions . Any person who comes into possession of this announcement must inform himself or herself of and comply with any such restrictions . Investment risk As noted above, an investment in shares in Livent is subject to investment and other risks (both known and unknown), some of which are beyond the control of Livent . These risks, together with other general risks applicable to all investments in listed securities not specifically referred to, may affect the value of shares in Livent in the future . These risks, that could cause actual results and financial condition to differ materially from those expressed or implied, may include, but are not limited to : the satisfaction of the conditions precedent to the consummation of the Transaction, including, without limitation, the receipt of shareholder and regulatory approvals on the terms desired or anticipated ; unanticipated difficulties or expenditures relating to the Transaction, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the Transaction within the expected time period (if at all) ; potential difficulties in Allkem's and Livent's ability to retain employees as a result of the announcement and pendency of the Transaction ; risks relating to the value of NewCo's shares to be issued in the Transaction ; disruptions of Allkem’s and Livent's current plans, operations and relationships with customers caused by the announcement and pendency of the Transaction ; legal proceedings that may be instituted against Allkem and Livent following announcement of the Transaction ; funding requirements ; lithium and other commodity prices ; exploration, development and operating risks (including unexpected capital or operating costs) ; production risks ; regulatory restrictions (including environmental regulations and associated liability, changes in regulatory restrictions or regulatory policy and potential title disputes) and risks associated with general economic conditions . Livent does not guarantee any particular rate of return or the performance of Allkem or Livent , nor guarantees the repayment of capital from Allkem or Livent , or any particular tax treatment . When making any investment decision, investors should make their own enquires and investigations regarding all information in this presentation, including but not limited to the assumptions, uncertainties and contingencies which may affect future operations of Allkem and Livent , and the impact that different future outcomes may have on Allkem and Livent . In respect of the Transaction, investors should carefully consider the information to be made available in the Scheme Booklet and the proxy statement/prospectus (and all other materials issued by Livent in connection with the Transaction) and seek independent advice before making any decision . Disclaimer No person other than Livent has authorised or caused the issue, release, submission, distribution or provision of this presentation, or takes any responsibility for, or makes or purports to make, any statements, representations or undertakings in this presentation . Livent , to the maximum extent permitted by law, expressly excludes and disclaims all liability (including, without limitation, any liability arising out of fault or negligence on the part of any person) for any direct, indirect, consequential or contingent loss or damage, or for any costs or expenses, arising from the use of this presentation or its contents or otherwise arising in connection with it or the Transaction (and the transactions contemplated by it) . Livent does not make any representations or warranties (express or implied) to you about the Transaction (or the transactions contemplated by it) or about the currency, accuracy, reliability or completeness of the information, opinions and conclusions in this presentation (including, without limitation, any financial information, any estimates or projections and any other financial information) . By accepting, accessing or reviewing this presentation (or by attending any investor briefing at which this presentation is made), you represent, warrant and agree that you have not relied on any statements made by Livent in this presentation (including in relation to the Transaction and the transactions contemplated by it) and that you have read and agree to the terms set out above . Participants in the Solicitation Allkem , Livent , NewCo and their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Livent’s security holders in connection with the Transaction . Information about Livent’s directors and executive officers is set forth in Livent’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 16 , 2023 , its Annual Report on Form 10 - K for the fiscal year ended December 31 , 2022 , which was filed with the SEC on February 24 , 2023 , subsequent statements of beneficial ownership on file with the SEC and other filings made from time to time with the SEC . Information about Allkem’s directors and executive officers is set forth in Allkem’s latest annual report dated August 25 , 2022 , as updated from time to time via announcements made by Allkem on the Australian Securities Exchange . Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Livent security holders in connection with the Transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials when they are filed with the SEC . These documents can be obtained free of charge from the sources indicated above . Allkem / Nemaska Minerals and Production Capacity Allkem has reported mineral resources under Australian standards, but neither Allkem nor Nemaska Lithium Inc . has reported any mineral resources in a manner compliant with SEC Regulation S - K Rule 1300 . We expect that such entities will report S - K 1300 - compliant resources in the registration statement for this transaction, but we can provide no assurances as to the level of such resources at this time . Accordingly, any production capacity and targets disclosed for future years represent estimates of capacity but there can be no assurances that the combined company will be able to achieve such production capacity . Livent is not treating such information as an estimate of Allkem or Nemaska mineral resources or reserves .